EXHIBIT (d)(5)

                                    EXHIBIT A
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                              AMENDED APRIL 1, 2008

FUND                            CLASS                        EXPENSE CAP                  TERMINATION DATE
ClariVest                       Class I                      0.99%                        03/01/10
International Equity Fund
ClariVest                       Class II                     1.24%                        03/01/10
International Equity Fund
ClariVest SMid Cap              Class I                      1.00%                        03/01/10
Growth Fund
ClariVest SMid Cap              Class II                     1.25%                        03/01/10
Growth Fund
Smith Group Large               Class I                      0.79%                        05/31/10
Cap Core Growth Fund
Smith Group Large               Class II                     1.04%                        05/31/10
Cap Core Growth Fund
Mount Lucas U.S.                Class I                      0.95%                        09/25/10
Focused Equity Fund
Mount Lucas U.S.                Class II                     1.20%                        09/25/10
Focused Equity Fund
Disciplined Global              Class I                      0.90%                        09/25/10
Equity Fund
Disciplined Global              Class II                     1.15%                        09/25/10
Equity Fund
AG Mid Cap Core Fund            Class I                      0.99%                        05/01/11

AG Mid Cap Core Fund            Class II                     1.24%                        05/01/11
AG Mid Cap Growth Fund          Class I                      0.99%                        05/01/11
AG Mid Cap Growth Fund          Class II                     1.24%                        05/01/11
AG Multi Cap Growth Fund        Class I                      0.89%                        05/01/11
AG Multi Cap Growth Fund        Class II                     1.14%                        05/01/11
AG Small Cap Core Fund          Class I                      1.05%                        05/01/11
AG Small Cap Core Fund          Class II                     1.29%                        05/01/11